NICOR Inc.
                                                        Form S-8
                                                        Exhibit 24.01



                          POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI, D. W. LOHRENTZ and T. D. GREENBERG, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the NI-Gas Thrift Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 3rd day of May, 1995.




                                   ROBERT M. BEAVERS, JR.
                                   Robert M. Beavers, Jr.




                           POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI, D. W. LOHRENTZ and T. D. GREENBERG, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the NI-Gas Thrift Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 3rd day of May, 1995.




                                   JOHN H. BIRDSALL, III
                                   John H. Birdsall, III




                           POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI, D. W. LOHRENTZ and T. D. GREENBERG, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the NI-Gas Thrift Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 3rd day of May, 1995.




                                       W. H. CLARK
                                       W. H. Clark




                           POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI, D. W. LOHRENTZ and T. D. GREENBERG, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the NI-Gas Thrift Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 3rd day of May, 1995.




                                     RICHARD G. CLINE
                                     Richard G. Cline




                           POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI, D. W. LOHRENTZ and T. D. GREENBERG, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the NI-Gas Thrift Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 3rd day of May, 1995.




                                      JOHN E. JONES
                                      John E. Jones




                           POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI, D. W. LOHRENTZ and T. D. GREENBERG, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the NI-Gas Thrift Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 3rd day of May, 1995.




                                     DENNIS J. KELLER
                                     Dennis J. Keller




                           POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI, D. W. LOHRENTZ and T. D. GREENBERG, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the NI-Gas Thrift Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 3rd day of May, 1995.




                                     CHARLES S. LOCKE
                                     Charles S. Locke




                           POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI, D. W. LOHRENTZ and T. D. GREENBERG, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the NI-Gas Thrift Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 3rd day of May, 1995.




                                    SIDNEY R. PETERSEN
                                    Sidney R. Petersen




                           POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI, D. W. LOHRENTZ and T. D. GREENBERG, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the NI-Gas Thrift Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 3rd day of May, 1995.




                                      DANIEL R. TOLL
                                      Daniel R. Toll




                           POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI, D. W. LOHRENTZ and T. D. GREENBERG, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the NI-Gas Thrift Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 3rd day of May, 1995.




                                     PATRICIA A. WIER
                                     Patricia A. Wier